EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Blake S. Bostwick
Blake S. Bostwick Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ David Schulz
David Schulz Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Controller and Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Fredrick J. Gingerich
Fredrick J. Gingerich Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Mark W. Mullin
Mark W. Mullin Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Chief Legal and Administrative Officer, Executive Vice President and Secretary of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Jay Orlandi
Jay Orlandi Director, Chief Legal and Administrative Officer, Executive Vice President and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672
Form S-1, S-3 or N-4 Registrations statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk Director, Chief Financial Officer, Executive Vice President and Treasurer